MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST        Two World Trade Center

LETTER TO THE SHAREHOLDERS October 31, 1999             New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economy, led by consumer demand, has continued to experience robust growth this year. The fixed-income markets anticipated that the Federal Reserve Board remove the liquidity it provided during last year's international economic crises. The Fed changed monetary policy and raised the federal-funds rate 50 basis points, to 5.25 percent during the summer. By October long-term interest rates had risen to levels last seen two years ago. Subsequently, the Fed raised the federal-funds rate an additional 25 basis points to 5.50 percent in November.

MUNICIPAL MARKET CONDITIONS

Long-term insured municipal index yields began 1999 near a record low of 5.05 percent. By the end of October, municipal index yields had increased 100 basis points, to 6.05 percent. Since bond prices move inversely to changes in interest rates, these higher yields resulted in significantly lower bond prices. The increase in yields translated into a 13 percent price decline for a generic insured municipal bond with a 30-year maturity.

The municipal market outperformed U.S. Treasury bonds early in the year but gradually gave ground. The ratio of long-term insured municipal index yields to benchmark 30-year Treasury yields is a measure of relative performance. The ratio declined from 99 percent at the end of 1998 to 91 percent in May before rising to 98 percent by the end of October. A declining ratio means that municipals have outperformed Treasuries. Over the past five years the ratio has ranged from a high of 99 percent, to a low of 82 percent.

Higher interest rates led to a reduction in municipal market underwriting this year. New issue volume declined 20 percent in the first ten months of 1999. Refunding activity, the most interest rate sensitive component of supply, was down 50 percent.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

                             BOND YIELDS 1994-1999

                                     30-YEAR INSURED         30-YEAR U.S.                  INSURED MUNICIPAL YIELDS AS A
                                    MUNICIPAL YIELDS       TREASURY YIELDS              PERCENTAGE OF U.S. TREASURY YIELDS
                                    ----------------       ---------------              ----------------------------------


1994                                      5.40                  6.34                                    85.17
                                          5.40                  6.24                                    86.54
                                          5.80                  6.66                                    87.09
                                          6.40                  7.09                                    90.27
                                          6.35                  7.32                                    86.75
                                          6.25                  7.43                                    84.12
                                          6.50                  7.61                                    85.41
                                          6.25                  7.39                                    84.57
                                          6.30                  7.45                                    84.56
                                          6.55                  7.81                                    83.87
                                          6.75                  7.96                                    84.80
                                          7.00                  8.00                                    87.50
                                          6.75                  7.88                                    85.66
1995                                      6.40                  7.70                                    83.12
                                          6.15                  7.44                                    82.66
                                          6.15                  7.43                                    82.77
                                          6.20                  7.34                                    84.47
                                          5.80                  6.66                                    87.09
                                          6.10                  6.62                                    92.15
                                          6.10                  6.86                                    88.92
                                          6.00                  6.66                                    90.09
                                          5.95                  6.48                                    91.82
                                          5.75                  6.33                                    90.84
                                          5.50                  6.14                                    89.58
                                          5.35                  5.94                                    90.07
1996                                      5.40                  6.03                                    89.55
                                          5.60                  6.46                                    86.69
                                          5.85                  6.66                                    87.84
                                          5.95                  6.89                                    86.36
                                          6.05                  6.99                                    86.55
                                          5.90                  6.89                                    85.63
                                          5.85                  6.97                                    83.93
                                          5.90                  7.11                                    82.98
                                          5.70                  6.93                                    82.25
                                          5.65                  6.64                                    85.09
                                          5.50                  6.35                                    86.61
                                          5.60                  6.63                                    84.46
1997                                      5.70                  6.79                                    83.95
                                          5.65                  6.80                                    83.09
                                          5.90                  7.10                                    83.10
                                          5.75                  6.94                                    82.85
                                          5.65                  6.91                                    81.77
                                          5.60                  6.78                                    82.60
                                          5.30                  6.30                                    84.13
                                          5.50                  6.61                                    83.21
                                          5.40                  6.40                                    84.38
                                          5.35                  6.15                                    86.99
                                          5.30                  6.05                                    87.60
                                          5.15                  5.92                                    86.99
1998                                      5.15                  5.80                                    88.79
                                          5.20                  5.92                                    87.84
                                          5.25                  5.93                                    88.53
                                          5.35                  5.95                                    89.92
                                          5.20                  5.80                                    89.66
                                          5.20                  5.65                                    92.04
                                          5.18                  5.71                                    90.72
                                          5.03                  5.27                                    95.45
                                          4.95                  5.00                                    99.00
                                          5.05                  5.16                                    97.87
                                          5.00                  5.06                                    98.81
                                          5.05                  5.10                                    99.02
1999                                      5.00                  5.09                                    98.23
                                          5.10                  5.58                                    91.40
                                          5.15                  5.63                                    91.47
                                          5.20                  5.66                                    91.87
                                          5.30                  5.83                                    90.91
                                          5.47                  5.96                                    91.78
                                          5.55                  6.10                                    90.98
                                          5.75                  6.06                                    94.88
                                          5.85                  6.05                                    96.69
                                          6.03                  6.16                                    97.90


PERFORMANCE

In this interest rate environment, the net asset value (NAV) of Morgan Stanley Dean Witter Insured Municipal Trust (IMT) declined from $16.13 to $14.91 per share for the fiscal year ended October 31, 1999. Based on this change plus reinvestment of tax-free dividends totaling $0.9025 per share and a long-term capital gain distribution of $0.10 per share paid on December 18, 1998, the Trust's total NAV return was -1.20 percent. IMT's value on the New York Stock Exchange (NYSE) fell from $15.625 to $13.6875 per share during the same period. Based on this change plus reinvestment of distributions, IMT's total market return was - 6.36 percent. On October 31, 1999, IMT's NYSE market price represented was at an 8.20 percent discount to its NAV.

Monthly dividends for the fourth quarter of 1999 were declared in September. Beginning with the October payment, the dividend was increased from $0.075 to $0.0775 per share. The new dividend rate reflects the Trust's estimated earnings over the next 6 - 12 months and its $0.124 per share cushion of undistributed net investment income on October 31, 1999.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

PORTFOLIO STRUCTURE

The Trust's investments were diversified among 12 long-term sectors and 56 credits. At the end of October, the portfolio's average maturity was 13 years. Average duration, a measure of sensitivity to interest rate changes, was 4.0 years. Issues in the refunded bond category comprised 41 percent of net assets. These bonds have been refinanced and will be redeemed on the dates shown in the portfolio. The accompanying charts provide current information on the portfolio's credit enhancements, sector distribution and geographic diversification. Optional call provisions by year with their respective cost
(book) yields are also charted.

THE IMPACT OF LEVERAGING

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.13 per share to common share earnings. Weekly ARPS yields ranged between 2.75 and 5.125 percent. In comparison, the yield on 1-year municipal notes increased from 3.04 percent at the end of 1998, to 3.77 percent at the end of October 1999. The Trust's two ARPS series totaling $130 million represented 28.2 percent of net assets.

LOOKING AHEAD

The Federal Reserve Board raised interest rates twice in the summer and again in November. This confirmed its previously disclosed bias of becoming less accommodative in the face of continued strong domestic economic growth. Depending on the impact of tight labor markets and higher commodity prices on inflation, the central bank may raise short-term interest rates further. However, we believe municipal bonds continue to offer long-term investors good value especially in relationship to Treasuries.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, which ever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the fiscal year ended October 31, 1999 the Trust purchased and retired 239,200 shares of common stock at a weighted average market discount of 7.47 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Insured Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

LARGEST SECTORS AS OF OCTOBER 31, 1999 (% OF NET ASSETS)

                                                      WATER &                                                 PUBLIC
                         REFUNDED      IDR/PCR*        SEWER       HOSPITAL      ELECTRIC      MORTGAGE     FACILITIES
                         --------      --------       -------      --------      --------      --------     ----------
                           41%          14%             9%             5%            5%            5%            5%


                        TRANSPORTATION
                        --------------
                             5%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE
  PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

LONG TERM INSURERS  AS OF OCTOBER 31, 1999
(% OF TOTAL LONG-TERM PORTFOLIO)

                                      AMBAC               FGIC                 FSA                GNMA                MBIA
                                      -----               ----                 ---                ----                ----
                                       23%                 26%                 14%                  4%                 33%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                BASED ON MARKET VALUE AS A PERCENT OF NET ASSETS
                                OCTOBER 31, 1999

ALASKA.................       0.6%
ALABAMA................       0.9
COLORADO...............       0.2
DELAWARE...............       4.9
FLORIDA................       8.5
GEORGIA................       2.2
HAWAII.................       2.5
ILLINOIS...............       7.1
INDIANA................       1.2
KANSAS.................       4.6
KENTUCKY...............       1.8%
LOUISIANA..............       3.6
MASSACHUSETTS..........       4.6
MICHIGAN...............       4.2
MINNESOTA..............       0.4
MISSOURI...............       0.6
NEBRASKA...............       3.0
NEVADA.................       2.6
NEW JERSEY.............       6.0
NEW YORK...............       1.0
OHIO...................       2.3%
PENNSYLVANIA...........       5.0
SOUTH CAROLINA.........       8.9
TENNESSEE..............       1.1
TEXAS..................      15.9
WASHINGTON.............       3.4
WISCONSIN..............       3.5
                          -------

TOTAL..................     100.6%
                          =======

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

                     CALL AND COST (BOOK) YIELD STRUCTURE*
                                OCTOBER 31, 1999

                                WEIGHTED AVERAGE
                            CALL PROTECTION: 4 YEARS
[C]

                                                               PERCENT CALLABLE*
                                                               -----------------
1999                                                                   0%
2000                                                                   0%
2001                                                                  18%
2002                                                                  60%
2003                                                                   0%
2004                                                                   0%
2005                                                                   2%
2006                                                                   5%
2007                                                                   0%
2008                                                                   3%
2009                                                                   6%
2010+                                                                  6%

                                WEIGHTED AVERAGE
                                BOOK YIELD: 6.5%

                                                           COST (BOOK) YIELD **
                                                           --------------------
1999                                                             '-'%
2000                                                             '-'%
2001                                                            6.70%
2002                                                            6.70%
2003                                                             '-'%
2004                                                             '-'%
2005                                                            6.00%
2006                                                            6.30%
2007                                                             '-'%
2008                                                            5.90%
2009                                                            5.80%
2010+                                                           5.70%

 * % BASED ON LONG-TERM PORTFOLIO.

** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT
   BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST EARNED A BOOK YIELD OF 6.7% ON 18% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2001.

   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On October 28, 1999, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Michael Bozic
For.........................................................  17,308,741
Withheld....................................................     300,348

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:
For.........................................................       2,352
Withheld....................................................           2

  The following Trustees were not standing for reelection at this meeting:
  Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent,
   Philip J. Purcell and John L. Schroeder.

(3) RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
ACCOUNTANTS:

For.........................................................  17,195,840
Against.....................................................      94,938
Abstain.....................................................     318,311

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS October 31, 1999

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX- EXEMPT MUNICIPAL BONDS (97.5%)
            General Obligation (4.1%)
$  1,000    Denver City & County School District No 1, Colorado, Ser
             1999 (FGIC)................................................  5.25 %   12/01/17    $   925,120
   5,000    Hawaii, 1999 Ser CT (FSA)...................................  5.875    09/01/17      4,985,850
   8,000    Chicago, Illinois, Refg Ser 1992 (AMBAC)....................  6.25     01/01/11      8,502,000
   4,000    Clark County, Nevada, Transportation Impr Ltd Tax Ser
             06/01/92 B (AMBAC).........................................  6.50     06/01/17      4,305,880
--------                                                                                       -----------
  18,000                                                                                        18,718,850
--------                                                                                       -----------

            Educational Facilities Revenue (3.8%)
            Massachusetts Health & Educational Facilities Authority,
  15,000     Northeastern University Ser E (MBIA)**.....................  6.55     10/01/22     15,631,050
   1,745     Stonehill College Ser E (MBIA).............................  6.60     07/01/20      1,818,604
--------                                                                                       -----------
  16,745                                                                                        17,449,654
--------                                                                                       -----------

            Electric Revenue (4.4%)
  10,000    Piedmont Municipal Power Agency, South Carolina, 1991 Refg
             Ser (FGIC).................................................  6.25     01/01/18     10,139,200
  10,000    Lower Colorado River Authority, Texas, Refg Ser 1999 A (FSA)
             (WI).......................................................  5.875    05/15/16      9,973,500
--------                                                                                       -----------
  20,000                                                                                        20,112,700
--------                                                                                       -----------

            Hospital Revenue (4.7%)
   5,000    Montgomery Special Care Facilities Financing Authority,
             Alabama, Baptist Health Ser 1998 B (MBIA)..................  5.00     11/15/29      4,168,950
   5,000    Brevard County Health Facilities Authority, Florida,
             Wuesthoff Memorial Hospital Ser 1992 A (MBIA)..............  6.625    04/01/13      5,294,050
   3,000    South Miami Health Authority, Florida, Baptist Health Ser
             1998 (MBIA)................................................  5.00     11/15/28      2,556,990
   5,000    Fulco Hospital Authority, Georgia, Catholic Health East Ser
             1998 A (MBIA)..............................................  5.00     11/15/28      4,226,450
   3,000    Missouri Health & Educational Facilities Authority, SSM
             Healthcare Ser 1998 A (MBIA)...............................  5.00     06/01/22      2,594,790
   3,020    Amarillo Health Facilities Corporation, Texas, Baptist St
             Anthony's Hospital Ser 1998 (FSA)..........................  5.50     01/01/16      2,901,012
--------                                                                                       -----------
  24,020                                                                                        21,742,242
--------                                                                                       -----------

            Industrial Development/Pollution Control Revenue (13.8%)
   6,000    Delaware Economic Development Authority, Delmarva Power &
             Light Co Ser 1992 A (AMT) (AMBAC)..........................  6.85     05/01/22      6,370,260
   5,000    Lawrenceburg, Indiana, Indiana & Michigan Power Co
             Refg Ser D (Secondary FGIC)................................  7.00     04/01/15      5,324,550
  20,000    Burlington, Kansas, Kansas Gas & Electric Co Ser 1991
             (MBIA).....................................................  7.00     06/01/31     21,009,600
   7,500    Humboldt County, Nevada, Sierra Pacific Power Co Refg Ser
             1987 (AMBAC)...............................................  6.55     10/01/13      7,898,625
   5,000    New York State Energy Research & Development Authority,
             Brooklyn Union Gas Co 1996 Ser (MBIA)......................  5.50     01/01/21      4,707,750

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Brazos River Authority, Texas,
$  7,500     Houston Lighting & Power Co 1992 A (AMBAC).................  6.70 %   03/01/17    $ 7,905,975
  10,000     Texas Utilities Electric Co Collateralized Ser 1992 A (AMT)
               (AMBAC)..................................................  6.75     04/01/22     10,580,900
--------                                                                                       -----------
  61,000                                                                                        63,797,660
--------                                                                                       -----------

            Mortgage Revenue - Single Family (4.8%)
   3,000    Alaska Housing Finance Corporation, Governmental 1995 Ser A
             (MBIA).....................................................  5.875    12/01/24      2,889,450
  13,400    Nebraska Investment Finance Authority, GNMA-Backed 1991 Ser
             A & B (AMT)................................................  6.70     09/15/24     13,789,538
   5,100    Ohio Housing Finance Agency, GNMA-Backed Ser A 1 & 2
             (AMT)......................................................  6.903    03/01/31      5,274,165
--------                                                                                       -----------
  21,500                                                                                        21,953,153
--------                                                                                       -----------

            Public Facilities Revenue (4.5%)
  20,000    Hudson County, New Jersey, Correctional Refg Ser 1992 COPs
             (MBIA).....................................................  6.60     12/01/21     20,946,400
--------                                                                                       -----------

            Resource Recovery Revenue (1.9%)
   8,325    Detroit Economic Development Corporation, Michigan, Ser 1991
             A (AMT) (FSA)..............................................  6.875    05/01/09      8,729,262
--------                                                                                       -----------

            Transportation Facilities Revenue (4.9%)
   5,000    Greater Orlando Aviation Authority, Florida, Ser 1992 A
             (AMT) (FGIC)...............................................  6.50     10/01/12      5,293,500
   5,000    Hillsborough County Port District, Florida, Tampa Port
             Authority Refg Ser 1995 (AMT) (FSA)........................  5.75     06/01/13      5,014,950
   2,500    Hawaii, Airports Second Lien Ser 1991 (AMT) (MBIA)..........  6.75     07/01/21      2,611,675
   4,000    Illinois Toll Highway Authority, Priority Refg 1998 Ser A
             (FSA)......................................................  5.50     01/01/15      3,899,320
   4,000    Regional Transportation Authority, Illinois, Refg Ser 1999
             (FSA)......................................................  5.75     06/01/21      3,912,720
   2,000    Minneapolis-St Paul Metropolitan Airports Commission,
             Minnesota, Ser 1998 A (AMBAC)..............................  5.00     01/01/30      1,700,440
--------                                                                                       -----------
  22,500                                                                                        22,432,605
--------                                                                                       -----------

            Water & Sewer Revenue (8.9%)
   7,000    Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC)......  5.00     11/01/29      5,971,210
   5,000    Honolulu City and County, Hawaii, Wastewater Junior Ser 1998
             (FGIC).....................................................  4.50     07/01/28      3,877,750
   7,790    Kenton County Water District #1, Kentucky, Refg Ser 1992
             (FGIC).....................................................  6.375    02/01/17      8,178,176
   3,000    Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC)........  6.375    07/01/22      3,158,580
   5,000    Philadelphia, Pennsylvania, Water & Wastewater Ser 1998
             (AMBAC)....................................................  5.25     12/15/14      4,759,000
  10,000    Grand Strand Water & Sewer Authority, South Carolina, Refg
             Ser 1992 (MBIA)............................................  6.00     06/01/19     10,015,900
   5,000    North Charleston Sewer District, South Carolina, Refg Ser
             1992 A (MBIA)..............................................  6.00     07/01/18      5,011,700
--------                                                                                       -----------
  42,790                                                                                        40,972,316
--------                                                                                       -----------

            Other Revenue (0.5%)
3,000...    Philadelphia, Pennsylvania, Gas Works Second Ser 1998
            (FSA).......................................................  5.00     07/01/23      2,569,170
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Refunded (41.2%)
 $15,000    Delaware Health Facilities Authority, Medical Center of
            Delaware Ser 1992 (MBIA) (ETM)..............................  6.25 %   10/01/06    $16,212,450
  10,000    Orange County, Florida, Tourist Development Tax Ser 1992 B
             (AMBAC)....................................................  6.00     10/01/02+    10,442,200
  10,000    Reedy Creek Improvement District, Florida, Utilities Ser
             1991-1 (MBIA)..............................................  6.50     10/01/01+    10,518,100
  15,000    Cook County, Illinois, Ser 1992 A (MBIA)....................  6.60     11/15/02+    16,193,100
   6,000    Louisiana, Ser 1992 A (AMBAC)...............................  6.50     05/01/02+     6,403,440
   9,300    New Orleans, Louisiana, Issue of 1992 (FGIC)................  7.50     09/01/02+    10,055,532
   3,700    Massachusetts Health & Educational Facilities Authority,
             McLean Hospital Ser C (FGIC)...............................  6.625    07/01/02+     3,969,064
   7,000    Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC)........  6.375    07/01/02+     7,425,950
   6,400    Bergen County Utilities Authority, New Jersey, Water
             Pollution 1992 Ser A (FGIC)................................  6.50     06/15/02+     6,848,832
   4,950    Cleveland, Ohio, Waterworks Ser F 1992 B (AMBAC)............  6.50     01/01/02+     5,258,088
  15,000    Harrisburg Authority, Pennsylvania, Water Ser of 1992
             (FGIC).....................................................  6.50     08/15/02+    15,822,600
  15,000    South Carolina Public Service Authority, 1991 Ser D
             (AMBAC)....................................................  6.50     07/01/02+    16,063,650
   5,000    Chattanooga-Hamilton County Hospital Authority, Tennessee,
             Erlanger Medical Center 1991 Ser A (FSA)...................  6.854    05/15/01+     5,266,750
  15,000    Amarillo Health Facilities Corporation, Texas, High Plains
             Baptist Hospital Ser 1992 A & B (FSA)......................  6.562    01/01/02+    15,860,100
  10,000    Harris County, Texas, Sr Lien Toll Road Refg Ser 1992 A
             (AMBAC)**..................................................  6.50     08/15/02+    10,725,500
     865    Lower Colorado River Authority, Texas, Jr Lien Refg Ser 1992
             (AMBAC)....................................................  6.00     01/01/02+       894,038
  15,000    Metropolitan Seattle, Washington, Sewer Ser U (FGIC)........  6.60     01/01/01+    15,693,900
  15,000    Wisconsin Health & Educational Facilities Authority,
             Children's Hospital Inc Ser 1992 B (FGIC)..................  6.50     08/15/02+    16,075,950
--------                                                                                       -----------
 178,215                                                                                       189,729,244
--------                                                                                       -----------
 436,095    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $427,927,432).................   449,153,256
--------                                                                                       -----------

            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (3.1%)
            Harris County Health Facilities Development Corporation,
             Texas,
  11,400     St Luke's Episcopal Hospital Ser 1997 A (Demand
               11/01/99)................................................  3.65*    02/15/27     11,400,000
   2,900     St Luke's Episcopal Hospital Ser 1997 B (Demand
               11/01/99)................................................  3.65*    02/15/27      2,900,000
--------                                                                                       -----------

  14,300    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost                   14,300,000
             $14,300,000)...................................................................
--------                                                                                       -----------

$450,395    TOTAL INVESTMENTS (Identified Cost $442,227,432) (a)...................   100.6%    463,453,256
========

            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS...........................  (0.6)
                                                                                                (2,689,058)
                                                                                      -----    -----------

            NET ASSETS.............................................................   100.0%
                                                                                               $460,764,198
                                                                                      -----    ===========
                                                                                      -----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

---------------------

 AMT   Alternative Minimum Tax.
COPs   Certificates of Participation.
 ETM   Escrowed to maturity.
 WI    Security purchased on a when issued basis.
  +    Prerefunded to call date shown.
  *    Current coupon of variable rate demand obligation.
 **    This Security is segregated in connection with the purchase of a "when-issued" security.
 (a)   The aggregate cost for federal income tax purposes
       approximates identified cost. The aggregate gross unrealized appreciation is $24,210,014 and the aggregate gross
       unrealized depreciation is $2,984,190, resulting in net
       unrealized appreciation of $21,225,824.

                          Bond Insurance:
-------------------------------------------------------------------
AMBAC  AMBAC Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999
ASSETS:
Investments in securities, at value
 (identified cost $442,227,432)..........  $463,453,256
Cash.....................................       516,735
Interest receivable......................     7,459,872
Prepaid expenses.........................        90,744
                                           ------------

    TOTAL ASSETS.........................   471,520,607
                                           ------------

LIABILITIES:
Payable for:
    Investments purchased................    10,214,454
    Investment management fee............       164,886
    Shares of beneficial interest
     repurchased.........................       140,915
    Dividends to preferred
     shareholders........................       111,664
Accrued expenses.........................       124,490
                                           ------------
    TOTAL LIABILITIES....................    10,756,409
                                           ------------
    NET ASSETS...........................  $460,764,198
                                           ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
 (1,000,000 shares authorized of
 non-participating $.01 par value, 2,600
 shares outstanding).....................  $130,000,000
                                           ------------
Common shares of beneficial interest
 (unlimited shares authorized of $.01 par
 value, 22,177,613 shares outstanding)...   308,053,417
Net unrealized appreciation..............    21,225,824
Accumulated undistributed net investment
 income..................................     2,758,247
Accumulated net realized loss............    (1,273,290)
                                           ------------

    NET ASSETS APPLICABLE TO COMMON
     SHAREHOLDERS........................   330,764,198
                                           ------------

    TOTAL NET ASSETS.....................  $460,764,198
                                           ============

NET ASSET VALUE PER COMMON SHARE
 ($330,764,198 divided by 22,177,613
 common shares outstanding)..............        $14.91
                                           ============

STATEMENT OF OPERATIONS
For the year ended October 31, 1999
NET INVESTMENT INCOME:
INTEREST INCOME..........................  $ 28,058,992
                                           ------------
EXPENSES
Investment management fee................     1,683,033
Auction commission fees..................       355,948
Professional fees........................       104,867
Transfer agent fees and expenses.........        94,213
Shareholder reports and notices..........        45,413
Registration fees........................        32,733
Custodian fees...........................        20,074
Trustees' fees and expenses..............        17,740
Auction agent fees.......................        17,690
Other....................................        35,770
                                           ------------

    TOTAL EXPENSES.......................     2,407,481

Less: expense offset.....................       (19,990)
                                           ------------

    NET EXPENSES.........................     2,387,491
                                           ------------

    NET INVESTMENT INCOME................    25,671,501
                                           ------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss........................    (1,273,290)
Net change in unrealized appreciation....   (24,952,418)
                                           ------------

    NET LOSS.............................   (26,225,708)
                                           ------------

NET DECREASE.............................  $   (554,207)
                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                        FOR THE YEAR       FOR THE YEAR
                                                           ENDED              ENDED
                                                       OCTOBER 31, 1999   OCTOBER 31, 1998
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................    $ 25,671,501       $ 26,364,849
Net realized gain (loss).............................      (1,273,290)         2,338,083
Net change in unrealized appreciation................     (24,952,418)         1,110,562
                                                         ------------       ------------

    NET INCREASE (DECREASE)..........................        (554,207)        29,813,494
                                                         ------------       ------------
Dividends to preferred shareholders from net
 investment income...................................      (4,423,314)        (4,623,746)
                                                         ------------       ------------

DIVIDENDS AND DISTRIBUTIONS TO COMMON SHAREHOLDERS
FROM:
Net investment income................................     (20,206,147)       (21,408,649)
Net realized gain....................................      (2,338,083)          --
                                                         ------------       ------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS................     (22,544,230)       (21,408,649)
                                                         ------------       ------------
Decrease from transactions in common shares of
 beneficial interest.................................      (3,344,045)           (37,122)
                                                         ------------       ------------

NET INCREASE (DECREASE)..............................     (30,865,796)         3,743,977
NET ASSETS:
Beginning of period..................................     491,629,994        487,886,017
                                                         ------------       ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $2,758,247 and $1,715,822, respectively).........    $460,764,198       $491,629,994
                                                         ============       ============

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS October 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Insured Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 3, 1991 and commenced operations on February 28, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies.

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. ("the Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1999 aggregated $76,410,595 and $81,692,713, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,357. At October 31, 1999,

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST the Trust had an accrued pension liability of $40,972 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series TU and TH Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                  AMOUNT IN             RESET         RANGE OF
SERIES  SHARES*   THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------  -------   ----------   -----   --------   ----------------
  TU       800     $40,000     3.35%   01/11/00    3.35% - 3.69 %
  TH     1,800      90,000     3.35    11/05/99    2.75  - 5.125

---------------------

 *   As of October 31, 1999.
**   For the year ended October 31, 1999.

Subsequent to October 31, 1999 and up through December 3, 1999 the Trust paid dividends to Series TU and TH at rates ranging from 3.35% to 3.85% in the aggregate amount of $416,818.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1997...................................  22,419,213   $224,192    $311,210,769
Treasury shares purchased and retired (weighted average
 discount 3.27%)*...........................................      (2,400)       (24)        (37,098)
                                                              ----------   --------    ------------
Balance, October 31, 1998...................................  22,416,813    224,168     311,173,671
Treasury shares purchased and retired (weighted average
 discount 7.47%)*...........................................    (239,200)    (2,392)     (3,342,030)
                                                              ----------   --------    ------------
Balance, October 31, 1999...................................  22,177,613   $221,776    $307,831,641
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

6. DIVIDENDS TO COMMON SHAREHOLDERS

On September 28, 1999, the Trust declared the following dividends from net investment income:

 AMOUNT          RECORD             PAYABLE
PER SHARE         DATE               DATE
---------   ----------------   -----------------
$0.0775     November 5, 1999   November 19, 1999
$0.0775     December 3, 1999   December 17, 1999

7. FEDERAL INCOME TAX STATUS

At October 31, 1999, the Trust had a net capital loss carryover of approximately $1,273,000 which will be available through October 31, 2007 to offset future capital gains to the extent provided by regulations.

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                          FOR THE YEAR ENDED OCTOBER 31*
                                                              -------------------------------------------------------
                                                                1999        1998        1997       1996       1995
---------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period........................  $   16.13   $   15.96   $  15.80   $  15.86   $   14.27
                                                              ---------   ---------   --------   --------   ---------
Income (loss) from investment operations:
 Net investment income......................................       1.15        1.18       1.18       1.27        1.21
 Net realized and unrealized gain (loss)....................      (1.18)       0.15       0.23      (0.02)       1.65
                                                              ---------   ---------   --------   --------   ---------
Total income (loss) from investment operations..............      (0.03)       1.33       1.41       1.25        2.86
                                                              ---------   ---------   --------   --------   ---------
Less dividends and distributions from:
 Net investment income......................................      (0.90)      (0.95)     (0.99)     (1.02)      (1.02)
 Common share equivalent of dividends paid to preferred
   shareholders.............................................      (0.20)      (0.21)     (0.21)     (0.21)      (0.23)
 Net realized gain..........................................      (0.10)         --      (0.05)     (0.08)      (0.02)
                                                              ---------   ---------   --------   --------   ---------
Total dividends and distributions...........................      (1.20)      (1.16)     (1.25)     (1.31)      (1.27)
                                                              ---------   ---------   --------   --------   ---------
Anti dilutive effect of acquiring treasury shares...........       0.01          --         --         --          --
                                                              ---------   ---------   --------   --------   ---------
Net asset value, end of period..............................  $   14.91   $   16.13   $  15.96   $  15.80   $   15.86
                                                              =========   =========   ========   ========   =========
Market value, end of period.................................  $  13.688   $  15.625   $  15.25   $  15.00   $  14.625
                                                              =========   =========   ========   ========   =========
TOTAL RETURN+...............................................      (6.36)%      8.79%      8.80%     10.31%      24.59%

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses..............................................       0.69%(1)    0.68%      0.69%(1)   0.70(1)     0.72%(1)
Net investment income before preferred stock dividends......       7.32%       7.33%      7.50%      7.54%       7.88%
Preferred stock dividends...................................       1.26%       1.29%      1.35%      1.35%       1.50%
Net investment income available to common shareholders......       6.06%       6.04%      6.15%      6.19%       6.38%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................   $460,764    $491,630   $487,886   $485,849    $490,116
Asset coverage on preferred shares at end of period.........        354%        378%       375%       373%        377%
Portfolio turnover rate.....................................         16%          6%        --          1%          3%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER INSURED MUNICIPAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Insured Municipal Trust (the "Trust") at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1999
      --------------------------------------------------------------------

                      1999 FEDERAL TAX NOTICE (unaudited)

         During the year ended October 31, 1999, the Trust paid the following per share amounts from tax-exempt income: $0.91 to common shareholders, $1,632 to Series TU preferred shareholders and $1,515 to Series TH preferred shareholders. For the year ended October 31, 1999, the Trust paid the following per share amounts from long-term capital gains, $0.09 to common shareholders, $163 to Series TU preferred shareholders and $155 to Series TH preferred shareholders.

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Wilson
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




MORGAN STANLEY
DEAN WITTER
INSURED
MUNICIPAL TRUST




Annual Report
October 31, 1999